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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 17, 1997

                            TRANSGLOBE ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                British Columbia
                 (State or other jurisdiction of incorporation)

                                    0-11378
                            (Commission File Number)

                                 Not Applicable
                       (IRS Employer Identification No.)

                                   Suite 1450
                              505 - 3rd Street SW
                            Calgary, Alberta T2P 3E6
                                 (403) 264-9888

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.  N/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.  N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.  N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.  N/A

ITEM 5.  OTHER EVENTS.  N/A

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.  N/A

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.  N/A

ITEM 8.  CHANGE IN FISCAL YEAR.  N/A

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     Effective November 17, 1997, Dr. James Bambrick and Mr. Robert L. Smith were granted options to acquire up to 80,000 and 30,000 shares, respectively, of the registrant's common stock pursuant to its Stock Option Plan. Dr. Bambrick is the registrant's Manager of Geophysics: Mr. Smith is an industry consultant and member of the registrant's Advisory Board. No underwriter was involved.

     As to Dr. Bambrick, this transaction was effected pursuant to the securities registration exemption set forth in Rule 903(c)(1)(iv) promulgated by the Commission under the Securities Act of 1933, as amended. As to Mr. Smith, the transaction was effected pursuant to Rule 506 of Regulation D.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGLOBE ENERGY CORP.

By Ross Clarkson
   ------------------------
   Ross Clarkson, President

Date: December 2, 1997.

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